UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 27, 2017

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Cadman Plaza West, 8th Floor, Brooklyn, New York 11201
 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:           (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Appointment of Principal Financial Officer

On April 27, 2017, the Boards of both the Registrant and its wholly owned subsidiary, Dime Community Bank (the “bank”) appointed James L. Rizzo, currently Senior Vice President and Comptroller of both entities, as the Principal Financial Officer of both the Registrant and the bank effective July 31, 2017.  Mr. Rizzo, age 54, was named Comptroller of the Registrant and the bank in 1999, and Senior Vice President of the Registrant and the Bank in 2011. In this role, Mr. Rizzo oversees the finance and accounting activities of both entities. Mr. Rizzo joined the bank in 1986, and served various positions in the accounting department prior to appointment as Comptroller.

A copy of the news release announcing Mr. Rizzo’s appointment as Principal Financial Officer is included as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

          (d)  Exhibits

Exhibit No.

99.1	Press release of the Registrant, dated April 27, 2017, announcing the appointment of James L. Rizzo as Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

By:	/s/ MICHAEL PUCELLA
Michael Pucella
Executive Vice President and Chief Accounting Officer (Principal Financial Officer)

Dated: April 28, 2017

INDEX TO EXHIBITS

Exhibit Number

99.1	Press release of the Registrant, dated April 27, 2017, announcing the appointment of James L. Rizzo as Principal Financial Officer.